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                                                                    EXHIBIT 10.3

                          AMENDMENT TO RIGHTS AGREEMENT

         AMENDMENT, dated as of August 7, 1996, to the Rights Agreement dated July 28, 1986, as amended February 21, 1989 (the "Rights Agreement"), between ECC International Corp., a Delaware corporation (formerly Educational Computer Corporation) (the "Company"), and Mellon Bank (East), N.A., as Rights Agent (the "Rights Agent").

         WHEREAS, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the Rights (as defined therein); and

         WHEREAS, the Company has determined that it should continue the protection of the Rights Agreement for the benefit of its shareholders for an additional forty days while it reviews whether or not to adopt a new rights plan;

         NOW, THEREFORE, in consideration of the promises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

         1. Pursuant to Section 27, the Company and the Rights Agent hereby amend the Rights Agreement to provide that the Final Expiration Date, as set forth in Section 7(a) of the Rights Agreement, shall be September 17, 1996.

         2. The Rights Agreement, as amended above, is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ATTEST:                                      ECC INTERNATIONAL CORP.

By: /s/ Melissa A. Stephens                  By: /s/ Relland M. Winand
    -----------------------------                ---------------------------
                                             Title: Vice President - Finance
                                                    ------------------------

ATTEST:                                      MELLON BANK (EAST), N.A.
                                             as Rights Agent

By: /s/ James E. Hagan                       By: /s/ Connie Cotter
    -----------------------------                ----------------------------
                                             Title: Assistant Vice President
                                                    -------------------------